UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
_____________________

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2009

WYNN RESORTS, LIMITED
(Exact name of registrant as specified in its charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

WYNN LAS VEGAS, LLC
(Exact name of registrant as specified in its charter)

Nevada	333-100768	88-0494875
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3131 Las Vegas Boulevard South
Las Vegas, Nevada	89109
(Address of principal executive offices of each registrant)	(Zip Code)

(702) 770-7555
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

On October 9, 2009, Wynn Resorts, Limited (“Wynn Resorts”) issued a press release announcing the pricing by Wynn Las Vegas, LLC (“Wynn Las Vegas”) and Wynn Las Vegas Capital Corp. (the “issuers”), each a direct or indirect wholly owned subsidiary of Wynn Resorts, of $500,000,000 aggregate principal amount of new 7.875% First Mortgage Notes due 2017.  The press release is attached as Exhibit 99.1 and is incorporated herein by this reference.

In addition, Wynn Las Vegas previously had exercised the “accordion” feature under its Amended and Restated Credit Agreement, dated as of August 15, 2006 (as amended, the “Credit Agreement”), among Wynn Las Vegas, Deutsche Bank Trust Company Americas, as Administrative Agent, issuing lender and swing line lender, Deutsche Bank Securities Inc., as lead arranger and joint book running manager, Banc of America Securities LLC, as lead arranger and joint book running manager, Bank of America, N.A., as syndication agent, J.P. Morgan Securities Inc., as arranger and joint book running manager, JPMorgan Chase Bank, N.A., as joint documentation agent, SG Americas Securities, LLC, as arranger and joint book running manager, Société Générale, as joint documentation agent, Bank of Scotland, as managing agent, HSH Nordbank AG, as managing agent, the Royal Bank of Scotland PLC, as managing agent, Wachovia Bank, as managing agent, and the several banks and other financial institutions or entities from time to time parties thereto as lenders.

The accordion exercise increased by $65 million the lenders’ commitments under the Credit Agreement to make revolving loans maturing July 15, 2013.

On October 8, 2009, Wynn Las Vegas repurchased $14 million aggregate principal of loans under the Credit Agreement (the “First Repurchase”) and effected a corresponding reduction in the commitments thereunder.  The First Repurchase was funded with the proceeds of a capital contribution by Wynn Resorts.   In addition, on October 7, 2009, Wynn Las Vegas agreed to repurchase approximately $74 million aggregate principal of loans under the Credit Agreement (the “Pending Repurchase” and, together with the First Repurchase, the “Repurchase Transactions”), and to effect a corresponding reduction in the commitments thereunder, which Pending Repurchase will be funded with the proceeds of a capital contribution by Wynn Resorts.  Once the Pending Repurchase is consummated, Wynn Las Vegas will, pursuant to the Repurchase Transactions, have repurchased approximately $88 million aggregate principal amount of loans.

Item 9.01        Financial Statements and Exhibits.

(d)	Exhibits:

	Exhibit Number	Description

	99.1	Press release, dated October 9, 2009, of Wynn Resorts, Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     October 9, 2009

WYNN RESORTS, LIMITED

By:	/s/ Matt Maddox
Matt Maddox
Chief Financial Officer and
Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     October 9, 2009

WYNN LAS VEGAS, LLC

By:	Wynn Resorts Holdings, LLC, its sole member

By:	Wynn Resorts, Limited, its sole member

By:	/s/ Matt Maddox
Matt Maddox
Chief Financial Officer and
Treasurer